UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2026

MATTERNET, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56769	39-2522950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

355 Ravendale Drive
Mountain View, California	94043
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (650) 260-2727

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer

On June 15, 2026, Matternet, Inc. (“Matternet”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”), disclosing that we and Jason Secore, our Chief Financial Officer, had mutually agreed to begin a transition with respect to his responsibilities. On September 28, 2026, we filed a Current Report on Form 8-K disclosing that Mr. Secore’s employment with Matternet would end on September 29, 2026, and we had commenced a search for Mr. Secore’s successor. Mr. Secore’s departure was not related to any disagreement with Matternet regarding our operations, policies or practices.

On October 1, 2026, we entered into a separation agreement with Mr. Secore pursuant to which we will pay Mr. Secore a cash amount of $156,146, and we agreed to extend the post-termination exercise period of Mr. Secore’s equity awards until the 18-month anniversary of the date our common stock is first listed on any market tier of The Nasdaq Stock Market LLC, the New York Stock Exchange or NYSE American (the “Post-Termination Period”). Mr. Secore agreed that during the Post-Termination Period he will be available for periodic consultations with our Chief Executive Officer with respect to company matters. The separation agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Separation Agreement, dated October 1, 2026, by and between Matternet, Inc. and Jason Secore.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Pursuant to Item 601(a)(5) of Regulation S-K, certain attachments to this exhibit have been omitted because they do not contain information material to an investment or voting decision and that information is not otherwise disclosed in the exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Matternet, Inc.

Date: October 7, 2026	By:	/s/ Andreas Raptopoulos
Andreas Raptopoulos Chief Executive Officer and Chief Financial Officer

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